                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

         Filed by the registrant  X
         Filed by a party other than the registrant  _
         Check the appropriate box:                      _ Confidential, for use of the
         _     Preliminary proxy statement                 Commission only (as permitted by
         X     Definitive proxy statement              Rule 14a-6(e)(2))
         _     Definitive additional materials
         _     Soliciting material pursuant to Rule
               14a-11(c) or Rule 14a-12


                                Brightpoint, Inc.
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, If Other Than Registrant)

Payment of filing fee (Check the appropriate box):
         X     No fee required.
         _     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               (1)  Title of each class of securities to which transaction applies:


               (2)  Aggregate number of securities to which transaction applies:


               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------
               (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------
               (5)  Total Fee Paid:
--------------------------------------------
         _     Fee paid previously with preliminary materials.
--------------------------------------------
         _     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)   Amount previously paid:
--------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------
         (3)   Filing party:
--------------------------------------------
         (4)   Date filed:
--------------------------------------------

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278



                                                                  April 15, 1999


Dear Brightpoint, Inc. Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") which will be held on Tuesday, May 18, 1999, at 10:00 A.M. local time at the Westin Hotel Indianapolis, 50 South Capitol Avenue, Indianapolis, Indiana 46204.

         The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that the election as directors of the nominees listed in the accompanying proxy statement and the approval of proposals to amend the Company's 1994 Stock Option Plan and to adopt the Company's 1999 Employee Stock Purchase Plan is in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" such nominees and proposals.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005 or by telephone at 1-800-937-5449.

         You may submit your proxy vote with the enclosed paper card or you can vote by telephone or via the Internet. See Voting by Telephone or via the Internet in the Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card, your prompt vote by telephone or via the Internet. We appreciate your continued support and look forward to seeing you at the Annual Meeting.


                                                   Sincerely yours,

                                                   /s/ ROBERT J. LAIKIN

                                                   Robert J. Laikin
                                                   Chairman of the Board and
                                                   Chief Executive Officer

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 18, 1999

                              --------------------

To the Stockholders of BRIGHTPOINT, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Brightpoint, Inc. will be held on Tuesday, May 18, 1999, at 10:00 A.M. local time, at the Westin Hotel Indianapolis, 50 South Capitol Avenue, Indianapolis, Indiana 46204, for the following purposes:

         1. To elect three (3) Class II directors to hold office until the Annual Meeting of Stockholders to be held in 2002 and until their respective successors have been duly elected and qualified;

         2. To consider and vote on a proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the total number of shares reserved for issuance thereunder from 8,200,000 to 10,500,000;

         3. To consider and vote on a proposal to approve the adoption of the proposed Brightpoint, Inc. 1999 Employee Stock Purchase Plan and the reserve of 2,000,000 shares to be sold to employees thereunder; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on April 8, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                            By Order of the Board of Directors,

                                            /s/ STEVEN E. FIVEL

                                            Steven E. Fivel
                                            Secretary
April 15, 1999
--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU CHOOSE YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                BRIGHTPOINT, INC.

                              6402 CORPORATE DRIVE

                           INDIANAPOLIS, INDIANA 46278

                               -------------------
                                 PROXY STATEMENT

                               -------------------



                         ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON TUESDAY, MAY 18, 1999





         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Brightpoint, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 18, 1999, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.



         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about April 15, 1999.



         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.



         The address and telephone number of the principal executive offices of the Company are: 6402 Corporate Drive, Indianapolis, Indiana 46278, Telephone
No.: (317) 297-6100.



         The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:


Q.  What am I voting on?

A.   -   Election of three Class II directors (Robert J. Laikin, Robert F.
         Wagner and Rollin M. Dick).

     - A proposal to approve an amendment to the Company's 1994 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 8,200,000 shares to 10,500,000 shares.

     - A proposal to approve the adoption of the Company's 1999 Employee Stock Purchase Plan and the reserve of 2,000,000 shares of common stock to be sold to employees thereunder.

Q.  Who is entitled to vote?

A. Stockholders as of the close of business on April 8, 1999, are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.



Q.  How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the three Class II directors and the approval of the proposal to amend the Company's 1994 Stock Option Plan and the proposal to adopt the Company's 1999 Employee Stock Purchase Plan. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.



Q.  How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.



Q. What does it mean if I receive more than one proxy card?

A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.



Q.  Who will count the votes?

A. One or more Representatives of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspectors of election.



Q.  What constitutes a quorum?

A. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of April 8, 1999, 53,285,070 shares of the Company's common stock were issued and outstanding.

Q.  How many votes are needed for approval of each item?

A. There are different vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the three nominees. Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

The proposal to amend the 1994 Stock Option Plan and the proposal to approve the adoption of the Company's 1999 Employee Stock Purchase Plan will be approved if the votes cast for the proposal exceed those cast against the proposal. Broker non-votes will not be counted as votes cast either for or against the proposals.



Q.  What is "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

                       OUTSTANDING STOCK AND VOTING RIGHTS



         Only stockholders of record at the close of business on April 8, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 53,285,070 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.



                     VOTING PROCEDURES AND PROXY INFORMATION



         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.



         In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors.



         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.



         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. The Company has retained D.F. King & Co., Inc. to solicit proxies for a fee of $6,000 and a reasonable amount to cover expenses. Proxies may also be solicited by certain of the directors, officers or employees of the Company, without additional compensation, in person or by telephone, telegram or other means.

VOTING BY TELEPHONE OR VIA THE INTERNET



         For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m.(EDT) on May 17, 1999. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.



         For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.



         The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTORS



         The Company's By-laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, three (3) Class II directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2002. It is the intention of the Board of Directors to nominate Robert J. Laikin, Robert F. Wagner and Rollin M. Dick as Class II directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.



         At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.



         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.



         The following table sets forth the names, ages and principal occupations of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company:



                               CLASS II DIRECTORS

                                 (To be elected)

                             (Term Expires in 2002)

                                                  PRINCIPAL OCCUPATION
            NOMINEE                 AGE               OR EMPLOYMENT                    DIRECTOR SINCE
            -------                 ---           --------------------                 --------------
Robert J. Laikin.............       35     Chairman of the Board and Chief                 1989
                                           Executive Officer of the Company
Robert F. Wagner.............       64     Partner of Law Firm of Lewis & Wagner           1994
Rollin M. Dick...............       67     Executive Vice President and Chief              1994
                                           Financial Officer of Conseco, Inc.

         The following tables set forth similar information with respect to incumbent directors in Class I and Class III of the Board of Directors who are not nominees for election at this Annual Meeting:

                                CLASS I DIRECTORS

                             (Term Expires in 2001)


                                                    PRINCIPAL OCCUPATION
            NOMINEE                 AGE                 OR EMPLOYMENT                    DIRECTOR SINCE
            -------                 ---             --------------------                 --------------
J. Mark Howell...............       34     President and Chief Operating Officer                1994
                                           of the Company
Stephen H. Simon.............       33     President and Chief Executive Officer,               1994
                                           Melvin Simon & Associates, Inc.
Todd H. Stuart...............       33     Vice President and Director of Stuart's              1997
                                           Moving and Storage, Inc.



                              CLASS III DIRECTORS

                             (Term Expires in 2000)


                                                      PRINCIPAL OCCUPATION
            NOMINEE                 AGE                   OR EMPLOYMENT                    DIRECTOR SINCE
            -------                 ---               --------------------                 --------------
John W. Adams................       50     Vice President of Browning Investments,              1994
                                           Inc.
Steven B. Sands..............       40     Co-Chairman and Chief Executive Officer              1994
                                           of Sands Brothers & Co., Ltd.


         Set forth below is a description of the backgrounds of each of the directors and executive officers of the Company:

         Robert J. Laikin, a founder of the Company, has been a director of the Company since its inception in August 1989. Mr. Laikin has been Chairman of the Board and Chief Executive Officer of the Company since January 1994. Mr. Laikin was President of the Company from June 1992 until September 1996 and Vice President and Treasurer of the Company from August 1989 until May 1992. From July 1986 to December 1987, Mr. Laikin was Vice President and, from January 1988 to February 1993, President of Century Cellular Network, Inc., a company engaged in the retail sale of cellular telephones and accessories. Mr. Laikin is a nominee to become a director of First Indiana Corporation, a publicly-held diversified financial services holding company.

         J. Mark Howell has been a director of the Company since October 1994. Mr. Howell has been President of the Company since September 1996 and Chief Operating Officer of the Company from September 1995 to April 16, 1998 and from July 16, 1998 to present. He was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company from July 1994 until September 1996. From July 1992 until joining the Company, Mr. Howell was Corporate Controller for ADESA Corporation, a company which owns and operates automobile auctions in the United States and Canada. Prior thereto, Mr. Howell was a Manager with Ernst & Young LLP.

         John W. Adams has been a director of the Company since April 1994. Since October 1983, Mr. Adams has been Vice President of Browning Investments, Inc., a commercial real estate development company. Mr. Adams is a trustee of Century Realty Trust, a publicly-held real estate investment trust.

         Rollin M. Dick has been a director of the Company since April 1994. Since February 1986, Mr. Dick has been Executive Vice President and Chief Financial Officer of Conseco, Inc., a publicly-held life insurance holding company. Mr. Dick is also a director of Conseco, Inc.

         Steven B. Sands has been a director of the Company since May 1994. Since November 1990, Mr. Sands has been Co-Chairman and Chief Executive Officer of Sands Brothers & Co., Ltd., an investment banking firm. Mr. Sands is a director of Semiconductor Packaging Materials Co., Inc., a semiconductor components manufacturer, Command Security Corp., a provider of security guards, and The Village Green Bookstore, Inc., a bookstore owner and operator, each a publicly-held company.

         Stephen H. Simon has been a director of the Company since April 1994. Mr. Simon has been President and Chief Executive Officer of Melvin Simon & Associates, Inc., a privately-held shopping center development company, since February 1997. From December 1993 until February 1997, Mr. Simon was Director of Development for an affiliate of Simon Property Group, a publicly-held real estate investment trust. From November 1991 to December 1993, Mr. Simon was Development Manager of Melvin Simon & Associates, Inc.

         Todd H. Stuart has been a director of the Company since November 1997. Mr. Stuart has been Vice President, since May 1993, and Director of Transportation, since May 1985, of Stuart's Moving and Storage, Inc., a provider of domestic and international logistics and transportation services.

         Robert F. Wagner has been a director of the Company since April 1994. Mr. Wagner has been engaged in the practice of law with the firm of Lewis & Wagner since 1973.

         Phillip A. Bounsall, age 38, has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1996. From March 1994 until September 1996, Mr. Bounsall was Chief Financial Officer of Walker Information, Inc., a provider of customer satisfaction measurement and other information services. Previously, Mr. Bounsall was a senior manager with Ernst & Young LLP, where he worked for 12 years.

         Steven E. Fivel, age 38, has been Executive Vice President, General Counsel and Secretary of the Company since January 1997. From December 1993 until January 1997, Mr. Fivel was an attorney with an affiliate of Simon Property Group, a publicly-held real estate investment trust. From February 1988 to December 1993, Mr. Fivel was an attorney with Melvin Simon & Associates, Inc., a privately-held shopping center development company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all required reports were filed on a timely basis.


                      MEETINGS OF DIRECTORS AND COMMITTEES

         During the fiscal year ended December 31, 1998, the Board of Directors held seven meetings. In addition, the Board took other action by unanimous written consent in lieu of a meeting. During 1998, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

         The Board of Directors maintains a Compensation Committee which has the power to establish the compensation policies of the Company and the specific compensation of the Company's executive officers and to administer the Company's 1994 Stock Option Plan, 1996 Stock Option Plan and Non-Employee Director Stock Option Plan. The current members of the Compensation Committee are Messrs. Wagner and Adams. During 1998, the Compensation Committee held one meeting. In addition, the Compensation Committee took other action by unanimous written consent in lieu of a meeting.

         The Board of Directors also maintains an Audit Committee which has the power to recommend to the Board, and monitor the performance of, the firm of independent public accountants to be selected by the Company and supervise the audit and financial procedures of the Company. The current members of the Audit Committee are Messrs. Dick, Simon and Stuart. During 1998, the Audit Committee held five meetings.

         The Board of Directors has also designated an Executive Committee which met two times and is comprised of Messrs. Dick, Howell, Laikin and Wagner. The Company does not have a Nominating Committee.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table discloses for the periods presented the compensation for the person who served as the Company's Chief Executive Officer and for each of the five highest paid executive officers (not including the Chief Executive Officer) of the Company whose total individual compensation exceeded $100,000 for the Company's fiscal year ended December 31, 1998 (the "Named Executives"):


                                                                                                              Long-Term
                                                                                                             Compensation
                                                       Annual Compensation                                      Awards
                                                 --------------------------------        Other       --------------------------
                                                                                         Annual        Securities Underlying
Name and Principal Position             Year        Salary            Bonus         Compensation(8)           Options
---------------------------------------------------------------   ---------------  ----------------  --------------------------
Robert J. Laikin....................    1998        $  200,000        $  200,000          $ 2,250                   350,000
Chairman of the Board and Chief         1997           200,000           700,000            2,375                   200,000
Executive Officer                       1996           180,000           200,000            2,375                   750,000
J. Mark Howell......................    1998           200,000           200,000            2,292                   300,000
President and Chief Operating           1997           200,000           700,000            2,375                   200,000
Officer                                 1996           150,000           175,000            2,375                   750,000
Phillip A. Bounsall.................    1998           150,000           100,000            2,263                   150,000
Executive Vice President, Chief         1997           125,000           300,000               --                    50,000
Financial Officer and Treasurer         1996            26,042(1)        125,000(2)            --                   187,750
Steven E. Fivel.....................    1998           150,000           100,000            1,094                   125,000
Executive Vice President, General       1997           125,000           325,000(3)            --                   143,750
Counsel and Secretary                   1996                --                --               --                        --
Dana E. Marlin......................    1998           100,000(4)        200,000               --                    50,000
Executive Vice President                1997           162,700           200,000               --                   400,000
                                        1996            62,700(5)        250,000               --                    44,250
T. Scott Housefield.................    1998           200,000(6)        276,667(7)            --                   200,000
Executive Vice President                1997           200,000           700,000            2,375                   200,000
                                        1996           150,000           175,000            2,375                   750,000

(1)  Mr. Bounsall's employment with the Company commenced on October 14, 1996.

(2)  Includes a signing bonus of $100,000.

(3)  Includes a signing bonus of $25,000.

(4) Mr. Marlin resigned as an officer and employee of the Company effective as of June 30, 1998.

(5)  Mr. Marlin's employment with the Company commenced on August 1, 1996.

(6) Mr. Housefield resigned from the Board of Directors, as an officer and as an employee of the Company effective as of November 2, 1998.

(7) Includes $76,667 in severance payments of which $16,667 was paid in 1998 with the remainder payable in 6 equal monthly installments during 1999.

(8) For Messrs. Laikin, Howell, Bounsall, Fivel and Housefield represents the Company's matching contributions to their respective 401(k) accounts.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information with respect to individual stock options granted during fiscal 1998 to each of the Named Executives:


                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                     % OF TOTAL                              ASSUMED ANNUAL RATES OF STOCK
                                     SHARES            OPTIONS                               PRICE APPRECIATION FOR OPTION
                                   UNDERLYING        GRANTED TO   EXERCISE                             TERM(2)
                                    OPTIONS         EMPLOYEES IN   PRICE      EXPIRATION    ------------------------------
             NAME                  GRANTED(1)        FISCAL YEAR   ($/SH)       DATE               5%             10%
------------------------------   ---------------    ------------  --------    ------------  ------------------------------
Robert J. Laikin.............      200,000           7.0%         $ 14.38     01/01/03      $    794,309    $  1,755,216
                                   115,000(3)        4.0%            7.50     10/09/03           238,293         426,565
                                    35,000           1.2%            7.50     10/09/03            72,524         160,259

J. Mark Howell...............      200,000           7.0%           14.38     01/01/03           794,309       1,755,216
                                   100,000           3.5%            7.50     10/09/03           207,211         457,883

Phillip A. Bounsall..........       75,000           2.6%           14.38     01/01/03           297,866         658,206
                                    75,000           2.6%            7.50     10/09/03           155,408         343,412

Steven E. Fivel..............       75,000           2.6%           14.38     01/01/03           297,866         658,206
                                    50,000           1.7%            7.50     10/09/03           103,606         228,941

Dana E. Marlin...............       50,000(4)        1.7%           14.38     01/01/03           198,577         438,804

T. Scott Housefield..........      200,000(5)        7.0%           14.38     01/01/03           794,309       1,755,216


----------------
(1) All options were granted under the Company's 1994 Stock Option Plan, except as indicated below, and, except as indicated below, are exercisable as to one-third of the shares covered thereby on the first, second and third anniversaries of the date of grant.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

(3)  These options were granted under the Company's 1996 Stock Option Plan.

(4)  These options became exercisable on January 25, 1999.

(5) Pursuant to the provisions of the Company's 1994 Stock Option Plan, these options were cancelled upon Mr. Housefield's resignation effective November 2, 1998.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning each exercise of stock options by each of the Named Executives during the fiscal year ended December 31, 1998 and the value of unexercised stock options held by the Named Executives as of December 31, 1998:


                                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                   SHARES                         OPTIONS AT DECEMBER 31, 1998     AT DECEMBER 31, 1998 (1)
                                 ACQUIRED ON      VALUE         ------------------------------ ------------------------------
NAME                               EXERCISE      REALIZED        EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
--------------------------    -------------- -------------      ------------   ---------------  -----------   ---------------
Robert J. Laikin.........         301,880    $   3,632,241         394,998         733,332       $ 2,706,251    $ 2,917,499

J. Mark Howell...........         159,366        2,249,687         641,678         683,332         4,553,350      2,604,999

Phillip A. Bounsall......          62,500          828,000          79,166         245,834           482,500        963,751

Steven E. Fivel..........          31,250          305,156          16,666         220,834            12,500        590,626

Dana E. Marlin...........         144,250        1,480,995              --         250,000                --        150,000

T. Scott Housefield......         500,000        4,905,500          66,666              --            50,000             --




---------------

     (1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

DIRECTOR COMPENSATION

         For the fiscal year ended December 31, 1998, each non-employee director received cash compensation of $10,000 per annum, $2,500 for each meeting of the Board of Directors attended, and $1,000 for each meeting of a committee of the Board of Directors attended. The Company has adopted a Non-Employee Director Stock Option Plan (the "Director Plan") pursuant to which 937,500 shares of Common Stock are reserved for issuance to non-employee directors. The Director Plan provides that eligible directors automatically receive a grant of options to purchase 10,000 shares of Common Stock upon first becoming a director and, thereafter, an annual grant, in January of each year, of options to purchase 4,000 shares. All of such options are granted at fair market value on the date of grant and are exercisable as to all of the shares covered thereby commencing one year from the date of grant. To date, the Company has granted to each of Messrs. Adams, Dick, Sands, Simon and Wagner options to purchase 98,625 shares of Common Stock pursuant to the Director Plan and 10,000 shares of Common Stock pursuant to the Company's 1996 Stock Option Plan and has granted Mr. Stuart options to purchase 28,000 shares of Common Stock pursuant to the Director Plan. During the year ended December 31, 1998, the Company granted options to purchase 4,000 shares, at an average exercise price of $14.38 per share (giving effect to all stock splits), to each of Messrs. Adams, Dick, Sands, Simon, Stuart and Wagner.

         Effective January 1, 1999 all non-employee directors will receive annual cash compensation of $30,000, payable in equal quarterly installments, for services rendered in their capacity as Board members. In addition, members of the Executive, Audit and Compensation Committees will be entitled to receive annual payments of $6,400, $3,600 and $3,600, respectively, as members of such committees. These payments are in addition to any stock options which may be granted to non-employee directors.

STOCK OPTION PLANS

         Effective July 1996, the Board of Directors of the Company adopted the Company's 1996 Stock Option Plan pursuant to which 3,750,000 shares of Common Stock are reserved for issuance at the discretion of the Compensation Committee of the Board of Directors. To date, substantially all options to purchase Common Stock available under this plan have been granted.

See "Proposal I" for a description of the Company's 1994 Stock Option Plan.

EMPLOYMENT AGREEMENTS

         The Company has entered into five-year "evergreen" employment agreements with each of Messrs. Laikin and Howell which are automatically renewable for successive one-year periods and provide for an annual base compensation of $200,000 and such bonuses as the Compensation Committee of the Board of Directors may from time to time determine. If the Company provides the employee with notice that it desires to terminate the agreement or terminates the agreement without cause, there is a final five-year term commencing on the date of such notice. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the current or anticipated business of the Company during the term of the employment agreement and for a period of two years thereafter. The employment agreements also provide that if the employee's employment is terminated under certain circumstances, including as a result of a "change of control," the employee will be entitled to receive severance pay equal to ten times the total compensation (including salary, bonus, the value of all perquisites and the value of all stock options granted to the employee) received from the Company during the twelve months prior to the date of termination. In addition, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable. For purposes of such agreements, a "change of control" shall be deemed to occur, unless previously consented to in writing by the respective employee, upon (i) the actual acquisition, or the execution of an agreement to acquire, 15% or more of the voting securities of the Company by any person or entity not affiliated with the respective employee (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than 15% of the voting securities of the Company by any person or entity not affiliated with the respective employee, (iii) the commencement of a proxy contest against management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the voting securities of the Company, (iv) a vote by the Board of Directors to merge, consolidate or sell all or substantially all of the assets of the Company to any person or entity not affiliated with the respective employee, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the respective employee. A change in control will not be deemed to have occurred if the acquisition of 15% or more of the Company's voting securities result from a combination of the Company and another entity where either executive officers of the Company before the combination constitute not less than 50% of the executive officers of the Company after the combination or directors of the Company before the combination constitute not less than 50% of the members of the Board of the Company after the combination. In addition, the Company has entered into three-year "evergreen" employment agreements with each of Messrs. Bounsall and Fivel, which are automatically renewable for successive one-year periods, provide for an annual base compensation of $175,000 for Mr. Bounsall and $150,000 for Mr. Fivel as of January 1, 1999 and provide otherwise for substantially the same terms as the employment agreements described above, except that if the employee's employment is terminated under certain circumstances, including as a result of a change of control, the employee will be entitled to receive severance pay equal to three times the compensation received or earned from the Company during the twelve months prior to the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company has a Compensation Committee of the Board of Directors comprised of non-employee directors and currently consisting of Messrs. Wagner and Adams. Decisions as to executive compensation are made by the Board of Directors, primarily upon the recommendation of such Committee. Mr. Wagner is a partner in a law firm which received fees in exchange for services rendered to the Company during the year ended December 31, 1998. The Board of Directors which includes Messrs. Laikin and Howell has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended December 31, 1998, none of the executive officers of the Company has served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

         As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

         Base Salary. Compensation for executive officers consists of base salary, bonus and stock option awards. The base salary of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives during 1998, the Committee considered the Company's significant growth and the expanded scope of the Company's operations. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

         Bonuses. Bonuses for the Company's executive officers are not determined through the use of specific criteria. Rather, the Committee bases bonuses on the Company's overall performance, profitability, working capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers the Company's revenues and profitability for the applicable period and each executive's contribution to the success of the Company. In the first quarter of fiscal 1998 the Company's executive officers received bonuses which were deemed appropriate based upon the Company's operating results during the first quarter. During the remainder of 1998, no bonuses were paid to the Company's executive officers.

         Stock Options. Stock options awards under the Company's Employee Stock Option Plan are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards during 1998 was determined by the Committee on an informal basis. The Committee's determination as to the size of actual awards to individual executives was subjective, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options or "restricted stock" currently held by an executive is not taken into account in determining the number of stock options granted.

         In reviewing Mr. Laikin's performance and determining compensation, the Committee considered the Company's overall performance, including earnings per share, revenue growth, enhancements in customer service and the significantly expanded scope of the Company's operations. Mr. Laikin's base salary, bonus and stock option awards for the year ended December 31, 1998 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance.



                                                       COMPENSATION  COMMITTEE
                                                       Robert F. Wagner
                                                       John W. Adams

                             STOCK PERFORMANCE GRAPH

         The following line graph compares, from April 7, 1994, the first day on which the Company's Common Stock was publicly traded, through December 31, 1998, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the Media General Financial Services Electronics Wholesale Industry Group Index ("MG Group Index"). During 1998, Media General Financial Services restructured its industry group classification system replacing its former Electronic Equipment Distributors group with the Electronics Wholesale Industry Group. The Company believes that this restructuring did not materially effect the applicable index. The comparison assumes $100 was invested on April 7, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.


                                            4/7/94    12/31/94    12/31/95    12/31/96      12/31/97     12/31/98
                                           -------    --------    --------    --------    ----------    ---------
Brightpoint, Inc.................          $100.00     $248.00     $282.50     $892.05     $1,040.11    $1,030.73
MG Group Index...................          $100.00      100.42      123.76      147.10        160.25       132.02
NASDAQ Market Value Index........          $100.00      102.34      132.74      164.95        201.77       284.58


                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, based on information obtained from the persons named below, (i) by each person known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) by each of the Named Executives, (iii) by each of the Company's directors, and (iv) by all executive officers and directors of the Company as a group:


                          NAME AND ADDRESS OF                                AMOUNT AND NATURE OF     PERCENTAGE OF OUTSTANDING
                          BENEFICIAL OWNER(1)                               BENEFICIAL OWNERSHIP(2)        SHARES OWNED
                          -------------------                              -----------------------    -------------------------
Robert J. Laikin(3)..................................................               1,410,047              2.6%
J. Mark Howell(4)....................................................                 733,345              1.4%
Phillip A. Bounsall(5)...............................................                 108,166                *
Steven E. Fivel(6)...................................................                  75,916                *
Rollin M. Dick(7)....................................................                 352,458                *
Steven B. Sands(8)...................................................                 125,458                *
John W. Adams(9).....................................................                  45,708                *
Stephen H. Simon(10).................................................                  52,333                *
Robert F. Wagner(11).................................................                  33,733                *
Todd H. Stuart(12)...................................................                  24,000                *
Dana E. Marlin(13)...................................................                 150,000                *
T. Scott Housefield(14)..............................................                      --                *
T. Rowe Price Associates, Inc.(15)...................................               3,631,000              6.8%
Capital Research and Management Company(16)..........................               2,732,500              5.1%

SMALLCAP World Fund, Inc.(16)........................................               2,732,500
                                                                                                           5.1%

AMVESCAP PLC(17).....................................................               4,079,980              7.7%
All executive officers and directors
 as a group (ten persons)(18)........................................               2,961,164              5.6%



----------------------
*        Less than 1%.

(1) The address for each of such individuals, unless specified otherwise in a subsequent footnote, is in care of Brightpoint, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 461,665 shares underlying options which are exercisable within 60 days of the Record Date. A total of 948,382 of Mr. Laikin's shares are subject to call options sold by Mr. Laikin during 1997. A portion of these options are exercisable on November 1, 1999 and the remainder are exercisable on May 5, 2000. These options expire at the end of the day they first become exercisable. Does not include options to purchase 816,665 shares.

(4) Includes 708,345 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 716,665 shares.

(5) Includes 104,166 shares underlying options which are exercisable within 60 days of the Record Date. Includes 4,000 shares owned by Mr. Bounsall's wife. Does not include options to purchase 295,834 shares.

(6) Includes 72,916 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 204,584 shares.

(7) Includes: (i) 46,875 shares held in the name of Rollin M. Dick, (ii) 150,000 shares held in the name of Rollin M. Dick 1998 Grantor Retained Annuity Trust of which Mr. Dick is a trustee, (iii) 104,500 shares held by the Helping Fund, a charitable organization established under Section 501(c)(3) of the Code, of which Mr. Dick is a trustee, and (iv) 51,083 shares underlying options which are exercisable within 60 days of the Record Date. Does not include (i) 629,874 shares held of record by the Rollin M. Dick and Helen E. Dick 1996 GRAT Irrevocable Trust II of which shares of Mr. Dick's wife as trustee has voting and dispositive power but as to which Mr. Dick disclaims beneficial ownership and (ii) options to purchase 10,667 shares.

(8) Includes: (i) 7,500 shares held by Ponderosa Partners, L.P., of which Mr. Sands is a general partner, (ii) 20,000 shares held by Katie & Adam Bridge Partners, L.P., of which Mr. Sands is the president of the corporate general partner, and (iii) 51,083 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 10,667 shares.

(9) Includes 32,333 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 10,667 shares.

(10) Includes 17,333 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 10,667 shares.

(11) Includes 32,333 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 10,667 shares.

(12) Represents shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(13) Represents shares underlying options which are exercisable within 60 days of the Record Date. Mr. Marlin ceased to be an officer and employee of the Company effective as of June 30, 1998.

(14) Mr. Housefield ceased to be an officer, director and employee of the Company effective as of November 2, 1998.

(15) Based solely on a Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") with the Commission, these securities are owned by various individuals and institutional investors which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(16) Based solely on a joint Schedule 13G filed with the Commission by Capital Research and Management Company ("CRMC") and SMALLCAP World Fund, Inc. ("SWF"), CRMC, an investment advisor registered under the Investment Adviser Act of 1940, is deemed to be the beneficial owner of such shares, which are also beneficially owned by SWF, as a result of CRMC acting as an investment advisor to SWF, an investment company registered under the Investment Company Act of 1940. The address of CMRC and SWF is 333 South Hope Street, Los Angeles, California 90071.

(17) Based solely on Schedule 13G filed with the Commission by AMVESCAP PLC, a parent holding company, as part of a group consisting of itself and the following subsidiaries: AVZ, Inc., Aim Management Group Inc., AMVESCAP Group Services, Inc., INVESCO Inc., INVESCO North America Holding, Inc., INVESCO Funds Group, Inc. and INVESCO Management & Research, Inc. with respect to the group's shares voting and dispositive power over the shares. The principal business address for AMVESCAP PLC is 11 Devonshire Square, London EC2M 4YR, England.

(18) Includes an aggregate of 1,555,257 shares underlying options which are exercisable within 60 days of the Record Date, including those listed in notes (3) through (12), above.


                              CERTAIN TRANSACTIONS

         The Company utilizes the services of a third party for the purchase of corporate gifts, promotional items and standard and personalized corporate stationery. Mrs. Judy Laikin, the mother of Robert J. Laikin, owns this advertising specialty company. For the year ended December 31, 1998, the Company purchased approximately $ 288,677 of services and products from this party. The Company believes these purchases by the Company were made on terms no less favorable than could be made from an unrelated party.

         The Company may provide product distribution, fulfillment and other integrated logistics services to a privately-held company that proposes to engage in the business of selling wireless communication products and related accessories through the Internet. Although there is currently no agreement between the Company and this entity, such an agreement may exist in the future. Messrs. Laikin and Howell are directors and stockholders and certain of the Company's officers and directors are stockholders of this entity.

         Mr. Robert F. Wagner is a Partner of the Law Firm of Lewis & Wagner which received fees in exchange for legal services rendered to the Company during the year ended December 31, 1998. The Company believes that the fees paid for services rendered by Lewis & Wagner were substantially the same as those that would have been incurred had the legal services been rendered by an unrelated party.

                                   PROPOSAL I
                 AMENDMENT OF 1994 STOCK OPTION PLAN TO INCREASE
                     THE TOTAL NUMBER OF SHARES RESERVED FOR
                ISSUANCE THEREUNDER FROM 8,200,000 TO 10,500,000

                  At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's 1994 Stock Option Plan (the "Plan") to increase the total number of shares of Common Stock reserved to date for issuance under the Plan from 8,200,000 to 10,500,000. The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan. The text of the 1994 Stock Option Plan, pursuant to the proposed amendment, has been filed electronically with the SEC, but is not included in the printed version of the Proxy Statement. A copy of the 1994 Stock Option Plan is available from the Company's Secretary at 6402 Corporate Drive, Indianapolis, Indiana 46278.

                  The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to grow, should be expanded to increase the number of options which may be granted under the Plan. The Board believes that such authority will provide the Company with significant means to attract and retain talented personnel and maintain current key employees.

SUMMARY OF THE 1994 STOCK OPTION PLAN

                  In March 1994, the Company adopted the Plan, as amended in May 1995 and in April 1997, pursuant to which, after adjusting for stock splits, 8,200,000 shares of Common Stock are currently reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) nonqualified options. ISOs may be granted under the Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company.

                  The Plan is intended to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, and is administered by a Committee of the Board of Directors, which currently consists of Messrs. Wagner and Adams. The Committee, within the limitations of the Plan and subject to the restrictions on repricing of options set forth below, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, and the time, manner and form of payment upon exercise of an option. Unless sooner terminated the Plan will expire at the close of business on April 7, 2004. The Board of Directors has determined to limit the total number of options under the Plan whose exercise price may be repriced from the original exercise price (other than as a result of the anti-dilution provisions of the Plan) to not more than 10% of the total number of shares of Common Stock reserved for issuance under the Plan.

                  ISOs granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) may not exceed $100,000. Non-qualified options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Except as provided by the Board of Directors or Committee, as the case may be, all options granted under the Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

                  The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan.

                  Under the Plan, as currently in effect, the maximum number of shares that may be covered by stock options granted to any employee of the Company shall be a maximum of 50% of the aggregate number of shares reserved for issuance under the Plan. Such requirement is intended to meet the exception from
Section 162(m) of the Code for performance-based compensation.

                  The market price of the Common Stock was $5.94 as reported by the NASDAQ Stock Market as of the close of trading on April 12, 1999.

PARTICIPATION IN THE 1994 STOCK OPTION PLAN

         The following table sets forth certain information regarding options to purchase Common Stock issued (net of cancelled options) since the inception of the Plan to each of the Named Executives who participated in the Plan, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including employees who are not executive officers, who participated in the Stock Plan as a group. No associate of any director or officer has received options under the Plan.



                                                              NUMBER OF SECURITIES
                                                              UNDERLYING OPTIONS
                                                              ------------------
Robert J. Laikin                                                    1,355,314
J. Mark Howell                                                      1,135,940
Phillip A. Bounsall                                                   275,000
Steven E. Fivel                                                       215,000
Dana E. Marlin                                                        294,250
T. Scott Housefield                                                   301,042
All current executive officers as a group (4 persons)               2,981,254
Non-employee directors as a group (6 persons)                              --
All non-executive officer employees as a group (137 persons)        4,573,731


CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

                  The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe foreign, state or local tax consequences.

                  1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

                  If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

                  Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

                  2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

                  The approval of the proposed amendment to the Company's 1994 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

                   THE BOARD BELIEVES THAT THE PROPOSED AMENDMENT TO THE 1994 STOCK OPTION PLAN WILL HELP THE COMPANY ATTRACT AND RETAIN QUALIFIED OFFICERS, DIRECTORS AND KEY EMPLOYEES. ACCORDINGLY, THE BOARD BELIEVES THAT THE AMENDMENT TO THE 1994 STOCK OPTION PLAN IS IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                                   PROPOSAL II
       APPROVAL OF THE BRIGHTPOINT, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

     On March 26, 1999, the Board of Directors of the Company, subject to shareholder approval, adopted the Brightpoint, Inc. 1999 Employee Stock Purchase Plan (the "Purchase Plan"), to be effective as of July 1, 1999. The text of the Purchase Plan, as proposed, has been filed electronically with the Securities Exchange Commission, but is not included in the printed version of the Proxy Statement. A copy of the Purchase Plan is available from the Company's Secretary at 6402 Corporate Drive, Indianapolis, Indiana 46278. The principal features of the Purchase Plan are summarized below.

GENERAL DESCRIPTION

     The purpose of the Purchase Plan is to further the long-term stability and financial success of the Company by providing a method for employees to increase their ownership in the Company's Common Stock. The Purchase Plan is intended to qualify under section 423 of the Code. The Purchase Plan reserves 2,000,000 shares of Common Stock for issuance and sale under the Purchase Plan. Unless sooner terminated by the Board of Directors and subject to other provisions in the Purchase Plan, the Purchase Plan will terminate at the close of business on June 30, 2010.

ELIGIBILITY

     Any person who is an "Eligible Employee" may participate in the Purchase Plan. "Eligible Employee" means any employee of the Company or of any Participating Subsidiary, except for any employee who has not as of the Grant Date completed at least 6 months of continuous full-time employment or whose customary employment is less than 20 hours per week. No employee will be eligible if he or she is an owner of 5% or more of the stock of the Company or an affiliated company as determined under Section 423(b)(3) of the Code. The Company presently has approximately 1,500 employees who would be eligible to participate in the Purchase Plan.

ADMINISTRATION

     The Board will appoint a committee ("Committee") to supervise and administer the Purchase Plan with full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Purchase Plan. The Committee will have full power and discretionary authority to construe and interpret the terms and conditions of the Purchase Plan. The composition of the Committee shall be in accordance with the requirements to obtain or retain any available exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended.

OPERATION OF THE PURCHASE PLAN

An Eligible Employee may elect to become a Participant on any Grant Date occurring on or after the date he first becomes eligible to participate in the Purchase Plan. To begin participation, an Eligible Employee must complete a Subscription Agreement. The Grant Date is the first business day of each month.

     A Participant in the Purchase Plan may authorize payroll deductions of a maximum of 10% and a minimum of 1% of compensation, up to a maximum annual deduction of $2,000. The amounts so deducted and contributed are applied to the purchase of full and fractional shares of Common Stock on the Exercise Date (the first business date after the end of a month) at the lesser of: (i) 85% of the Fair Market Value of a Share on the first trading day of the month, or (ii) 85% of the Fair Market Value of a Share on the last trading day of the applicable month. During any one calendar year, a Participant may not purchase under the Purchase Plan, or any other plan qualified under Section 423 of the Code, Shares having a Fair Market Value in excess of $25,000.

     It is contemplated the shares of Common Stock required for the Purchase Plan will be purchased from the Company, but, if the Committee deems it to be appropriate, the Committee may appoint an agent to make purchases of Shares on the open market or in private transactions, in which case the Company will make up the difference between the open market or private transaction purchase price and the price at which the Shares will be purchases for Participants.

ADJUSTMENTS OF AND CHANGES IN THE SHARES

In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason or merger, consolidation, recapitalization, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, there shall be substituted for or added to each Share theretofore reserved for sale under the Purchase Plan. The number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, for the number or kind of securities which may be sold under the Purchase Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution of enlargement of rights granted to, or available for, Eligible Employees under the Purchase Plan. In making any adjustments hereunder, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of either or both of legal counsel and independent accountants.

AMENDMENTS

     The Board may at any time in its discretion modify or amend, in whole or in part, any provision of or otherwise alter, suspend or terminate the Purchase Plan as it may deem advisable. Notwithstanding the foregoing, no such Board action may, without the consent of an Eligible Employee, adversely affect any Option theretofore granted to an Eligible Employee.

FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN

     The Purchase Plan is intended to qualify as an employee stock purchase plan under section 423 of the Code. Participants will be taxed on amounts withheld for the purchase of Common Stock as if such amounts were actually received. Participants will not recognize income upon the purchase of Shares under the Purchase Plan, but will recognize income or loss upon the disposition of such Shares and on any Shares held at death. The amount and nature of income recognized upon disposition of the Shares will depend upon the holding period of the purchased shares.

     If Shares are disposed of more than two years after the granting of an Option to purchase such Shares and at least one year after such Shares are transferred to the Participant, or if the Participant holds Common Stock at the time of his or her death, the participant will recognize ordinary income in an amount equal to the lesser of: (a) the excess of the fair market value of the Common Stock at the time of such disposition or death over the purchase price of such shares, or (b) the excess of the fair market value of the Common Stock at the time the option was granted over the purchase price of such shares. Any further gain will be taxed as a long-term capital gain. Long-term capital gains currently are subject to lower tax rates than ordinary income. At the present time, the maximum federal income tax rate for net long-term capital gains over net short-term capital losses is 20% while the maximum ordinary income rate is 39.6%.

     If the Shares are sold or disposed of within two years after the granting of the option to purchase such shares or within one year after such shares are transferred to the participant (a "disqualifying disposition"), then the excess of the fair market value of the Shares on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. If the Shares are disposed of pursuant to a disqualifying disposition for less than its fair market value on the purchase date, the participant must still recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the purchase date over the purchase price, and recognize a capital loss in an amount equal to the difference between the sale price of the Shares over its fair market value on the purchase date. Capital gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

     The Company is generally not entitled to a deduction with respect to purchases of Shares under the Purchase Plan, unless an employee disposes of the Shares in a disqualifying disposition. The Company is entitled to a deduction in computing its federal income taxes for the year of a disqualifying disposition in an amount equal to any amount taxable to the employee as ordinary income.

     This summary of federal income tax consequences does not purport to be complete. Reference should be made to applicable provisions of the Code. In addition, there may also be foreign, state and local income tax consequences applicable to transactions contemplated by the Purchase Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE BRIGHTPOINT, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN.

                              INDEPENDENT AUDITORS

     The Company has engaged Ernst & Young LLP as its independent auditors since October 1994. Ernst & Young LLP reported on the financial statements of the Company for the fiscal year ended December 31, 1998 and it is currently anticipated that Ernst & Young LLP will be selected by the Board of Directors to audit and report on the financial statements of the Company for the year ending December 31, 1999. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its fiscal year ending December 31, 1999 to be held in the year 2000 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than December 8, 1999 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     A copy of the Company's 1998 Annual Report to Stockholders is being furnished herewith to each stockholder of record as of the close of business on April 8, 1999. Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company at 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention Investor relations. Form 10-K also is available on the Company's website at www.brightpoint.com.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                           By order of the Board of Directors,

                                           /s/  STEVEN E. FIVEL

                                           Steven E. Fivel
                                           Secretary

April 15, 1999

                                                                      APPENDIX A

                            1994 STOCK OPTION PLAN
                                      OF
                              BRIGHTPOINT, INC.
                                 (as amended)


          1. PURPOSE

          Brightpoint, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1994 Stock Option Plan of Brightpoint, Inc. (the "1994 Plan") is expected to contribute to the attainment of those objectives.

          The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

          2. SCOPE AND DURATION

          Options under the 1994 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Quali fied Options"). (Unless otherwise indicated, references in the 1994 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1994 Plan is 10,500,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the Plan is 50% of the aggregate number of shares reserved for issuance under the Plan. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall be granted hereunder after that date.

          3. ADMINISTRATION

          The 1994 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be any person permitted under the provisions of Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

          The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1994 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1994 Plan; to prescribe, amend and rescind rules and regulations relating to the 1994 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1994 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1994 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1994 Plan.

          4. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS

          Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1994 Plan. An employee who has been granted an option or options under the 1994 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

          5. OPTION PRICE

          The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

          6. TERM OF OPTIONS

          The term of each option shall be not more then ten years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

          7. EXERCISE OF OPTIONS

          (a) Subject to the provisions of the 1994 Plan and unless otherwise provided in the option agreement, options granted under the 1994 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1994 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1994 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Section 10 herein. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1994 Plan.

          (b) Any option at any time granted under the 1994 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplie by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

          (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of
(i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

          (d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

          (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

          8. INCENTIVE OPTIONS

          (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

          (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

          (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1994 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments

          9. NON-TRANSFERABILITY OF OPTIONS

          Except as provided by the Board of Directors or Committee, as the case may be, options granted under the 1994 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10.       TERMINATION OF EMPLOYMENT

          In the event that the employment of an employee to whom an option has been granted under the 1994 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1994 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean (i) conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee, or (ii) be defined as set forth in the employment agreement between the Company and the optionee. Options granted to employees under the 1994 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1994 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1994 Plan or in any option granted pursuant to the 1994 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

          11. DEATH OR DISABILITY OF EMPLOYEE

          If an employee to whom an option has been granted under the 1994 Plan shall die while employed by the Company or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representativ or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1994 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

          12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

          The number and class of shares issuable under the 1994 Plan and any outstanding options shall be adjusted to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

          13. EFFECTIVE DATE

          The 1994 Plan shall become effective on April 7, 1994; provided, however, that any amendment thereto shall become effective in accordance with applicable law.

          14. TERMINATION AND AMENDMENT

          The Board of Directors of the Company may suspend, terminate, modify or amend the 1994 Plan in accordance with applicable law. No suspension, termination, modification or amendment of the 1994 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option.

          15. MISCELLANEOUS

          As said term is used in the 1994 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.

          The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1994 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1994 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

          During the term of the 1994 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1994 Plan the same as any other option.

          Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1994 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

          16. COMPLIANCE WITH SEC REGULATIONS.

          It is the Company's intent that the 1994 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1994 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void. All grants and exercises of Incentive Options under the 1994 Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder.

                                                                     APPENDIX B



                                BRIGHTPOINT, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         The following constitutes the provisions of the Brightpoint, Inc. Employee Stock Purchase Plan.

         1. PURPOSE

         The purpose of this Plan is to provide Eligible Employees with an incentive to advance the best interests of Brightpoint, Inc. by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms. This Plan is intended to meet, and should be interpreted where possible to meet, the requirements of Section 423 of the Code.

         2. DEFINITIONS

         Capitalized terms used herein which are not otherwise defined shall have the following meanings.

         "ACCOUNT" shall mean the bookkeeping account maintained by the Company, or by a recordkeeper on behalf of the Company, for a Participant pursuant to
Section 7(a).

         "BOARD" shall mean the Board of Directors of the Company.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" shall mean the committee appointed by the Board to administer this Plan pursuant to Section 12.

         "COMMON STOCK" shall mean the Common Stock, $0.01 par value per share, of the Company.

         "COMPANY" shall mean Brightpoint, Inc., a Delaware corporation.

         "COMPENSATION" shall mean the following: regular wages and salary, commissions and bonuses. Compensation also includes amounts contributed as salary reduction contributions to any plan or program qualifying under Section 401(k) or 125 of the Code. Any other form of remuneration is excluded from Compensation, including prizes, awards, housing allowances, income resulting from the exercise of stock options or other acquisition of shares of Company stock, auto allowances, and other forms of imputed income.

         "CONTRIBUTIONS" shall mean the amounts credited to the Account of a Participant pursuant to Section 7(a).

         "ELIGIBLE EMPLOYEE" shall mean any employee of the Company or of any Participating Subsidiary, except that any employee who has not as of the Grant Date completed at least 6 months of continuous full-time employment or whose customary employment is for less than 20 hours per week shall not be an Eligible Employee. At the sole discretion of the Committee, periods of employment with a Subsidiary of the Company that was not a Participating Subsidiary at the time of such employment, with predecessors thereof, or with any other employer, may also be taken into account. No employee shall be eligible if he or she is an owner of 5% or more of the stock of the Company or an affiliated company as determined under Section 423(b)(3) of the Code.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 as amended from time to time, and the rules and regulations thereunder and interpretation thereof.

         "EXERCISE DATE" shall mean the first business day following the end of the Offering Period.

         "FAIR MARKET VALUE" shall mean the closing price of a Share for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on The Nasdaq Stock Market or, if such price is not listed on The Nasdaq Stock Market, the mean of the bid and asked prices per Share in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation system, or, if such prices are not available, as determined by the Committee (or its delegate) in its discretion.

         "GRANT DATE" shall mean the first business day of each Offering Period commencing on or after the Effective Date.

         "OFFERING PERIOD" shall mean the period of each calendar month.

         "OPTION" shall mean the nonqualified stock option to acquire Shares granted to a Participant pursuant to Section 8.

         "OPTION PRICE" shall mean the exercise price per share of an Option as determined in accordance with Section 8(b).

         "PARTICIPANT" shall mean an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement pursuant to Section 6.

         "PARTICIPATING SUBSIDIARY" shall mean a Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary" and which by resolution of its board of directors or other governing body elects to participate in the Plan and to authorize the Board and the Committee to act on its behalf in all matters relating to the Plan.

         "PLAN" shall mean this Brightpoint, Inc. Employee Stock Purchase Plan, as amended from time to time.

         "SHARE" shall mean a share of Common Stock.

         "SUBSCRIPTION AGREEMENT" shall mean the agreement filed by an Eligible Employee with the Company pursuant to Section 6 to participate in this Plan.

         "SUBSIDIARY" shall mean any corporation or other entity in an unbroken chain of corporations or other entities (beginning with the Company) in which each corporation or other entity (other than the last corporation or other entity) owns, directly or in combination with the Company or one or more other Subsidiaries, stock or other equity interests possessing [50%] or more of the total combined voting power of all classes of stock or other equity interests in one or more of the other corporations or other entities in the chain.

         "TERMINATION OF EMPLOYMENT" shall mean the cessation or termination of a Participant's employment with the Company or any Participating Subsidiary for any cause or reason whatsoever, including but not limited to disability, death, or resignation, whether voluntary or involuntary, with or without cause or otherwise; but a change of employment from the Company or any Participating Subsidiary to the Company or any other Participating Subsidiary shall not be considered a Termination of Employment.

         3. ELIGIBILITY

         Any person employed as an Eligible Employee on a Grant Date shall be eligible to participate in this Plan during the Offering Period commencing on such Grant Date, subject to the satisfaction by such person of the requirements of Section 6.

         4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

         a) The total number of Shares to be made available for purchase under this Plan is 2,000,000 authorized and unissued or treasury shares of Common Stock, subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 18.

         b) During any one calendar year, a Participant may not purchase, under the Plan or under any other plan qualified under Section 423 of the Code, Shares having a Fair Market Value on the appropriate Grant Date in excess of $25,000.

         c) A Participant's Account may not be used to purchase Shares on any Exercise Date to the extent that, after such purchase, the Participant would own (or be considered as owning within the meaning of Code section 424(d) stock possessing 5% or more of the total combined voting power of the Company. For this purpose, stock which the Participant may purchase under any outstanding option shall be treated as owned by such Participant. As of the first Exercise Date on which this paragraph limits a Participant's ability to purchase Shares, the Participant's payroll deductions shall terminate, and he or she shall receive a refund on the cash balance in his Account.

         5. OFFERING PERIODS

         During the term of this Plan, the Company will offer Options to purchase Shares to all Participants during each Offering Period. Except as indicated by the third sentence of Section 6, each Option shall become effective on the Grant Date. The term of each Option is one month and shall end on the Exercise Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

         6. PARTICIPATION

         An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by the Committee (or its delegate) in the manner prescribed by the Committee or its delegate. A Subscription Agreement must be filed with the Company prior to the applicable Grant Date for the first Offering Period for which such Subscription Agreement is intended to be effective, and must set forth the percentage of such Eligible Employee's Compensation to be credited to the Participant's Account as Contributions. Notwithstanding the preceding sentence, at the discretion of the Committee, a Subscription Agreement filed for an Offering Period but after the commencement thereof shall be given effect for Compensation for the portion of the Offering Period following the date of receipt of such Subscription Agreement by the Committee, as well as for Compensation for subsequent Offering Periods to the extent provided below. An Eligible Employee may elect to contribute, in whole percentages, not less than 1% and not more than 10% of such Eligible Employee's Compensation during an Offering Period; provided, however, that a Participant may not make Contributions in excess of [$2,000] during any Offering Period. A Subscription Agreement shall evidence the authorization and consent by an Eligible Employee to the Company's withholding from his or her Compensation of the amount of his or her Contributions. A Subscription Agreement shall remain in force for subsequent Offering Periods, unless and until (i) an Eligible Employee executes and timely files a new Subscription Agreement modifying his or her Contribution percentage or (ii) there is a termination, pursuant to the provisions of this Plan, of such Eligible Employee's participation in the Plan.

         7. METHOD OF PAYMENT OF CONTRIBUTIONS

         a) The Company shall maintain on its books, or cause to be maintained by a recordkeeper reporting to the Committee, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as of each such payday. A Participant may not make any additional payments into his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any amounts distributed, pursuant to the terms hereof.

         b) Payroll deductions shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date (or on such other date as may be determined by the Committee in circumstances described in the third sentence of
            Section 6), and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant or otherwise as provided in paragraph (c) of this Section and in Section 11.

         c) A Participant may terminate his or her participation in this Plan, as provided in Section 11, by completing and filing with the Company, in such manner as the Committee (or its delegate) may prescribe, a new Subscription Agreement or such other form or notice that the Committee may prescribe or deem acceptable for this purpose. Such change shall be effective as soon as administratively practicable after its receipt by the Company.

         8. GRANT OF OPTION

         a) On each Grant Date, or on such other date as is determined pursuant to the parenthetical clause in Section 7(b) where relevant, each Eligible Employee who elects to participate during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date as provided in
            Section 9. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price (as determined pursuant to Section 8(b)) and rounding down to the nearest whole number.

         b) The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the applicable Grant Date, or (ii) 85% of the Fair Market Value of a Share on the applicable Exercise Date.

         9. EXERCISE OF OPTION

         A Participant's Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such Option shall be purchased at the Option Price with the balance of such Participant's Account. If any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be retained in the Participant's Account during the next Offering Period and used to pay the Option Price of Shares on the next Exercise Date, if he or she is a Participant during such Offering Period, or if he or she is not a Participant during such Offering Period, such amount shall be refunded to the Participant as soon as administratively practicable. The Shares purchased upon exercise of an Option shall be deemed to be transferred to the Participant on the applicable Exercise Date.

         10. DELIVERY

         As soon as administratively practicable after each Exercise Date, but subject to compliance with the requirements of this Plan, including, without limitation, the provisions of Section 21 (relating to taxes), the Company shall either (i) deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option, or (ii) in the event the Company implements an alternative arrangement providing for delivery to a recordkeeping service that maintains records regarding the ownership of Shares by Participants, deliver such certificate or other evidence of ownership of such Shares to such recordkeeping service. As a condition to participation in the Plan, each Participant shall agree to notify the Company if he or she sells or otherwise disposes of any of his or her Shares within two years of the Grant Date with respect to those Shares.

         11. TERMINATION OF PARTICIPATION; TERMINATION OF EMPLOYMENT; REDUCTION IN SERVICE

         a) A Participant may terminate his or her participation in the Plan during an Offering Period by giving written notice to the Company in such manner as the Committee (or its delegate) may determine. As soon as practicable after such notice is provided, the Participant's Contributions shall cease and no further Contributions shall be made for the Offering Period. Notwithstanding such termination, on the Exercise Date for such Offering Period the Participant's remaining Account balance shall be used to pay the Option Price of Shares pursuant to Section 9.

         b) Upon a Participant's Termination of Employment with the Company or a Participating Subsidiary for any reason (including, but not limited to, death or retirement) at any time prior to an Exercise Date, the balance of the Participant's Account shall be paid in cash to him or her, or, in the event of such Participant's death, to the person or persons entitled thereto under Section 13, and such Participant's Option for the Offering Period shall be automatically terminated.

         c) In the event that during an Offering Period a Participant is no longer an Eligible Employee, such Participant shall be determined to have terminated participation in the Plan and the full amount of his or her Account shall be paid to him or her in cash.

         d) A Participant's termination of participation in the Plan during an Offering Period for any reason precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

         12. ADMINISTRATION

         The Board shall appoint the Committee that shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, each Participant and his or her beneficiaries, spouse, estate and other heirs, and each Participating Subsidiary. The composition of the Committee shall be in accordance with the requirements to obtain or retain any available exemption from Section 16(b) of the Exchange Act.

         13. DESIGNATION OF BENEFICIARY

         a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other recipient as is determined pursuant to Section 13(b)) as soon as administratively practicable after the Company receives notice of such Participant's death, and any outstanding unexercised Option granted to such Participant shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other recipient as is determined pursuant to Section 13(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married at the time of filing of a designation of beneficiary and the designated beneficiary is not his or her spouse, the consent of the person then married to the Participant shall be required for such designation to be effective.

         b) Beneficiary designations may be changed by a Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or to such other person as is determined by the Company to be entitled to such property under applicable law.

         14. TRANSFERABILITY

         Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or rights to receive Shares under this Plan may be assigned, transferred, pledged or otherwise disposed of by the Participant in any way (other than by will, the laws of descent and distribution, or as provided in Section 13). Any such attempt at assignment, transfer, pledge or other disposition shall be void and of no force or effect.

         15. USE OF FUNDS; INTEREST; DIVIDENDS

         All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose, and need not be set aside in a segregated account. It is intended that the Plan constitute an "unfunded" plan for incentive compensation, and Participants shall have no interest in any amounts set aside by the Company to purchase Shares under the Plan or otherwise. No interest or dividends will be paid to any Participant or credited to his or her Account under this Plan.

         16. REPORTS

         Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of Shares purchased and his or her remaining Account balance, if any.

         17. ADJUSTMENTS OF AND CHANGES IN THE STOCK

         In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason or merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, for the number or kind of securities which may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution of enlargement of rights granted to, or available for, Eligible Employees under this Plan.

         In making any adjustments hereunder, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of either or both of legal counsel and independent accountants. The determination of the Committee as to adjustments, if any, shall be binding and conclusive.

         18. TERM OF PLAN; AMENDMENT OR TERMINATION

         a) This Plan shall become effective on the Effective Date specified in
            Section 25. This Plan shall terminate at the close of business on the Exercise Date for the Offering Period ending June 30, 2010, unless sooner terminated pursuant to this Section 18.

         b) The Board may at any time in its discretion modify or amend, in whole or in part, any provision of or otherwise alter, suspend or terminate this Plan as it may deem advisable. Notwithstanding the foregoing, no such Board action may, without the consent of an Eligible Employee, adversely affect any Option theretofore granted to an Eligible Employee.

         19. NOTICES

         All notices or other communications by a Participant to the Company or a Participating Subsidiary that are contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location or locations, or by the person or persons, designated by the Committee (or its delegate) for that purpose. If such a designation is not made, any such notice shall be addressed to the Company as follows: 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention:
Secretary.

         20. CONDITIONS UPON ISSUANCE OF SHARES

         Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or other established securities market upon which the Shares may then be listed.

         As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Company such representation is necessary or appropriate under applicable law, the Company may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

         21. WITHHOLDING OF TAXES

         Upon the exercise of an Option, the Participant to whom the Option was granted shall be required to pay to the Company or any Participating Subsidiary the amount of any federal, state, local or foreign taxes which the Company or any Participating Subsidiary is required to deduct, withhold or pay over with respect to the exercise of such Option, and the Company or such Participating Subsidiary shall have the right to deduct from any wages or other compensation paid to the Participant by the Company (including through the withholding of Shares purchased upon the exercise of an Option, if then authorized by the Committee and applicable law) or such Participating Subsidiary the amount of any tax required to be deducted, withheld or paid over with respect to an Option which is not otherwise paid. The Company shall not be required to make any delivery of any Shares under this Plan until the amounts of all taxes described in the preceding sentence relating to such Shares have been received by the Company or such Participating Subsidiary.

         22. ADDITIONAL RESTRICTIONS OF RULE 16b-3

         The terms and conditions of Options granted hereunder to, and the purchase of Shares by persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 promulgated thereunder ("Rule 16b-3"). This Plan shall be deemed to contain, and Options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as the Committee (or its delegate) may determine, in its discretion, are required by Rule 16b-3 to qualify for the maximum exemption available from Section 16 of the Exchange Act.

         23. GOVERNMENT REGULATIONS

         This Plan, the grant of Options and the transfer by the Company of Shares pursuant to the exercise of Options hereunder, and all related transactions between the Company and the Participant shall be subject to all applicable federal, state, local and foreign laws, rules and regulations and to such approvals by regulatory or governmental agencies as may be required.

         24. EMPLOYEE'S RIGHTS

         Nothing in this Plan shall confer on any Eligible Employee any right to continue in the service of the Company or any Subsidiary, or prevent, interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Eligible Employee's employment or service on the Board at any time. No employee shall have any rights as a stockholder until a certificate for Shares has been issued in the Participant's name (or such Shares have otherwise been delivered pursuant to Section 10) following exercise of his or her Option.

         25. EFFECTIVE DATE

         This Plan is effective as of July 1, 1999, subject to receiving stockholder approval prior thereto.

-------------------------------------------------------------------------------

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints PHILLIP A. BOUNSALL and STEVEN E. FIVEL, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") on Tuesday, May 18, 1999, at the Westin Hotel Indianapolis, 50 South Capitol Avenue, Indianapolis, Indiana 46204 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

-------------------------------------------------------------------------------


                                             - Please Detach and Mail in the Envelope Provided -
-----------------------------------------------------------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

              FOR all
              nominees        WITHHOLD
              listed at       AUTHORITY
              right (except   to vote for
              as marked to    nominees
              the contrary    listed
              below)          at right                                                                   FOR     AGAINST    ABSTAIN
1. ELECTION       [ ]           [ ]      NOMINEES:  Robert J. Laikin   2. Approval of Amendment to the   [ ]       [ ]        [ ]
   CLASS II                                         Robert F. Wagner      Company's 1994 Stock Option
   DIRECTORS:                                       Rollin M. Dick        Plan

(INSTRUCTION: To withhold authority to vote for any                    3. Approval of Adoption of the    [ ]       [ ]        [ ]
individual nominee, write that nominee's name in the                      1999 Brightpoint, Inc. Employee
space below.)                                                             Stock Purchase Plan

                                                                       4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the
                                                                          meeting.
-----------------------------------------------------
                                                                       THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
                                                                       INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE
                                                                       GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES
                                                                       AND THE PROPOSALS LISTED ABOVE.

                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING
                                                                       THE ENCLOSED ENVELOPE.



Signature___________________________________      Signature if held jointly________________________________   DATED___________, 1999

NOTE:Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-----------------------------------------------------------------------------------------------------------------------------------